SUB-ITEM 77D

The MFS Limited Maturity Fund (the "Fund"), a series of MFS Series Trust IX, deleted disclosure regarding references to foreign securities in "Pricing of Fund Shares as described in the prospectus contained in Post-Effective Amendment No. 52 to the Registration Statement (File Nos. 2-50409 and 811-
2464), as filed with the Securities and Exchange Commission via EDGAR on August 27, 2004, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS Bond Fund, the MFS Intermediate Investment Grade Bond Fund, the MFS Limited Maturity Fund, and the MFS Research Bond Fund, each a series of MFS Series Trust IX, added disclosure regarding U.S. Government Securities in the Principal Investment Policies and added disclosure regarding credit risk to their Principal Risks of an Investment sections, as described in the prospectuses contained in Post-Effective No. 52 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and Exchange Commission via EDGAR on August 27, 2004, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS Research Bond Fund J, a series of MFS Series Trust IX, added disclosure regarding U.S. Government Securities in the Principal Investment Policies and added disclosure regarding credit risk to its Principal Risks sections, as described in the prospectuses contained in Post-Effective No. 51 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the
Securities and Exchange Commission via EDGAR on June 29, 2004, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS Inflation-Adjusted Bond Fund, a series of MFS Series Trust IX, added disclosure regarding credit risk in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective No. 52 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and Exchange Commission via EDGAR on August 27, 2004, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The MFS Limited Maturity Fund, a series of MFS Series Trust IX, added disclosure regarding municipal securities in the Principal Risks of an Investment section, as described in the prospectus contained in Post-Effective No. 52 to the Registration Statement (File Nos. 2-50409 and 811-2464), as filed with the Securities and Exchange Commission via EDGAR on August 27, 2004, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.